UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 6, 2011

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NUTRACEA
(Exact Name of Registrant as Specified in Charter)

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California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite 390 Scottsdale, AZ	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 31, 2011, NutraCea’s Board of Directors approved an amendment to NutraCea’s 2010 Equity Incentive Plan (the “2010 Plan”) to increase the number of shares reserved for issuance under the 2010 Plan by 8,000,000 shares.

A summary of the 2010 Plan is set forth in NutraCea’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2010. That summary of the 2010 Plan does not purport to be complete, and is qualified in its entirety by reference to the 2010 Plan, which was filed as Exhibit 10.78 to NutraCea’s 2009 Annual Report on Form 10-K on February 24, 2011, and incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

Date: April 6, 2011	By:	/s/ Jerry Dale Belt
Jerry Dale Belt
Chief Financial Officer
(Duly Authorized Officer)